UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2010

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)

Registrant's telephone number, including area code:  (989) 839-5350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 7, 2010, Chemical Financial Corporation ("Chemical") and O.A.K. Financial Corporation ("O.A.K.") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which O.A.K. will be merged with and into Chemical. The surviving corporation following the merger will be Chemical.

Under the terms of the Merger Agreement, O.A.K.'s shareholders will receive shares of Chemical common stock, using a fixed exchange ratio of 1.306 shares of Chemical common stock for each share of O.A.K. common stock outstanding immediately before the effective time of the merger. The fixed exchange ratio is subject to adjustment in certain limited circumstances.

At or after the effective time of the merger, Chemical intends to consolidate Byron Bank, O.A.K.'s wholly-owned subsidiary bank, with and into Chemical Bank, Chemical's wholly-owned subsidiary bank.

The transaction is expected to close in the second calendar quarter of 2010, pending regulatory approval, approval of the Merger Agreement by O.A.K.'s shareholders, and the satisfaction of other customary closing conditions.

The disclosure under this Item 1.01 is qualified in its entirety by reference to the Merger Agreement, which is filed with this report as Exhibit 2.1 and is here incorporated by reference.

Item 7.01	Regulation FD Disclosure.

On January 8, 2010, Chemical issued a press release announcing the execution of the Merger Agreement. A copy of this press release is furnished with this report as Exhibit 99.1 and is here incorporated by reference.

A slideshow presentation describing the merger is furnished with this report as Exhibit 99.2.

The information disclosed under this Item 7.01 and Exhibits 99.1 and 99.2 are furnished to, and not filed with, the Commission.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		2.1	Agreement and Plan of Merger, dated January 7, 2010.

		99.1	Press Release, dated January 8, 2010. This Exhibit is furnished to, and not filed with, the Commission.

		99.2	Slideshow presentation. This Exhibit is furnished to, and not filed with, the Commission.

Forward-Looking Statements

This report, the press release, and the slideshow presentation contain forward-looking statements regarding Chemical's outlook or expectations with respect to the planned acquisition of O.A.K., the expected costs to be incurred in connection with the acquisition, O.A.K.'s future performance and consequences of its integration into Chemical, and the impact of the transaction on Chemical's future performance. Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "is likely," "judgment," "plans," "predicts," "projects," "should," "will," variations of such words and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this report, the press release and the slideshow presentation speak only as of January 8, 2010, and each of Chemical and O.A.K. has no duty, and do not undertake, to update them. Actual results or future events could differ, possibly materially, from those that are anticipated in these forward-looking statements.

Forward-looking statements are subject to the risks and uncertainties applicable to the respective businesses of Chemical and O.A.K. generally that are disclosed in each company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and in each company's current year Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (available on the Securities and Exchange Commission's website at http://www.sec.gov/). Forward-looking statements in this report, the press release and the slideshow presentation are subject to, among others, the following risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired business into Chemical after closing:

Completion of the transaction is dependent on, among other things, receipt of regulatory and O.A.K. shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all. The impact of the completion of the transaction on Chemical's financial statements will be affected by the timing of the transaction, including in particular the ability to complete the acquisition in the second quarter of 2010.

The transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

Chemical's ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward, which have been under significant stress recently. Specifically, Chemical may incur more credit losses from O.A.K.'s loan portfolio than expected and deposit attrition may be greater than expected.

The integration of O.A.K.'s business and operations into Chemical, which will include conversion of O.A.K.'s operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to O.A.K.'s or Chemical's existing businesses.

Additional Information

Chemical will file a registration statement with the Securities and Exchange Commission to register the securities that the O.A.K. shareholders will receive if the merger is consummated. The registration statement will contain a prospectus and proxy statement and other relevant documents concerning the merger. Investors are urged to read the registration statement, the prospectus and proxy statement, and any other relevant documents when they become available because they will contain important information about Chemical, O.A.K., and the merger. Investors will be able to obtain the documents free of charge at the Securities and Exchange Commission's website, http://www.sec.gov.

The proposed transaction will be submitted to the shareholders of O.A.K. for their consideration and approval. In connection with the proposed transaction, O.A.K. will be filing a proxy statement and other relevant documents to be distributed to the shareholders of O.A.K. Investors are urged to read the proxy statement regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Chemical and O.A.K., free of charge from the SEC's website (www.sec.gov), by contacting Chemical Financial Corporation, 333 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor Relations, telephone 800-867-9757 or by contacting O.A.K. Financial Corporation, 2445 84th Street, SW, Byron Center, MI 49315, Attention: Mr. James A. Luyk, Investor Relations, telephone 616-588-7419. INVESTORS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

O.A.K. and its directors, executive officers, and certain other members of management and employees may be soliciting proxies from O.A.K. shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of O.A.K. shareholders in connection with the proposed transaction will be set forth in the proxy statement when it is filed with the SEC. You can find information about O.A.K.'s executive officers and directors in its most recent proxy statement filed with the SEC, which is available at the SEC's website (www.sec.gov). You can also obtain free copies of these documents from Chemical or O.A.K., as appropriate, using the contact information above.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 8, 2010	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Lori A. Gwizdala
Lori A. Gwizdala Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

2.1	Agreement and Plan of Merger, dated January 7, 2010.

99.1	Press Release, dated January 8, 2010. This Exhibit is furnished to, and not filed with, the Commission.

99.2	Slideshow presentation. This Exhibit is furnished to, and not filed with, the Commission.